Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Neil A. Manna, Interim CFO, Senior Vice President, Corporate Controller and Principal Accounting Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 5, 2020	/s/ Neil A. Manna
Neil A. Manna Interim CFO, Senior Vice President, Corporate Controller Principal Accounting Officer